Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1996.



                                       KENNETH THRASHER
                                       ----------------------------------------
                                       Kenneth Thrasher

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       THOMAS R. HUGHES
                                       ----------------------------------------
                                       Thomas R. Hughes

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       SAUL A. FOX
                                       ----------------------------------------
                                       Saul A. Fox

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       A.M. GLEASON
                                       ----------------------------------------
                                       A.M. Gleason

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       JEROME KOHLBERG, JR.
                                       ----------------------------------------
                                       Jerome Kohlberg, Jr.

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       ROGER S. MEIER
                                       ----------------------------------------
                                       Roger S. Meier

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       MICHAEL W. MICHELSON
                                       ----------------------------------------
                                       Michael W. Michelson

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       ROBERT G. MILLER
                                       ----------------------------------------
                                       Robert G. Miller

                                                                 Exhibit 24


                             POWER OF ATTORNEY
                             -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended February 3, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of March, 1996.



                                       PAUL E. RAETHER
                                       ----------------------------------------
                                       Paul E. Raether